LOAN AGREEMENT

                                                               November 13, 1997

First Union National Bank
50 Main Street
White Plains, NY 10606
(Hereinafter referred to as the "Bank")

IntegraMed America of Illinois, Inc.
One Manhattanville Road
Purchase, NY 10577
(Individually and collectively "Borrower")

This Loan Agreement ("Agreement") is entered into November 13, 1997, by and between Bank and Borrower, a corporation organized under the laws of the State of Illinois.

Borrower has applied to Bank for a loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes (whether one or more, the "Note") as follows:

Line of Credit - in the maximum principal amount of $4,000,000.00 (the "Maximum Principal Amount") which is evidenced by the Promissory Note dated November 13, 1997 ("Line of Credit Note"), under which Borrower may borrow, from time to time so long as (a) the total indebtedness at any one time does not exceed the lesser of (i) the Maximum Principal Amount or (ii) the Borrowing Base, hereinafter defined, minus the unpaid balance of the Guarantor's Loan, and (b) the sum of the outstanding principal amount of the Loan and the Guarantor's Loan referred to below does not at any time exceed the Borrowing Base (the limitations specified in (a) and (b) are hereafter collectively called the A Limit and B Limit respectively). The Loan proceeds are to be used by Borrower solely to finance leasehold improvements and equipment purchases and working capital needs relating to the acquisition of the assets and management rights of additional medical practices. Bank's obligation to advance or readvance under the Line of Credit Note terminates if Borrower is in default under the Line of Credit Note or INTEGRAMED AMERICA, INC. (the "Guarantor") is in default under its $1,500,000.00 loan from the Bank (the "Guarantor's Loan"). This is a non-restoring Line of Credit so that prepayments of the Loan may not be reborrowed.

This Agreement applies to the Loan and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note. The term "Borrower" shall include its Subsidiaries and Affiliates. As used in this Agreement as to Borrower, "Subsidiary" shall mean any corporation of which more than 50% of the issued and outstanding voting stock is owned directly or indirectly by Borrower. As to Borrower, "Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower and Guarantor each represent that from the date of this Agreement and until final payment in full of the Obligations: Accurate Information. All information now and hereafter furnished to Bank is and will be true, correct and complete. Any such written factual financial statements of Borrower or Guarantor will fairly present in all material aspects its financial condition as of the date(s) thereof and for the periods then ended, (including all contingent liabilities required by generally accepted accounting principles to be reflected in financial statements or the notes thereto), and it further represents that, since the date of the latest such financial statements delivered  to the  Bank,  there  has  been no  material  adverse  change  in its financial condition from that set forth in such financial statements. Authorization; Non-Contravention. The execution, delivery and performance by


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Borrower and the  Guarantor,  as  applicable,  of this  Agreement and other Loan
Documents to which it is a party are within its power, have been duly authorized by all necessary action taken by the duly authorized officers of Borrower and the Guarantor and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid obligations of Borrower and the Guarantor enforceable against them in accordance with their terms, subject, as to enforceability, to applicable bankruptcy, insolvency, moratorium, reorganization and other laws applicable to the enforcement of creditors' rights generally and to equitable principles of general application, regardless of whether such enforcement is sought in an action at law or a proceeding in equity; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or the Guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or the Guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or Guarantor's assets, or (iii) give cause for the acceleration of any obligations of Borrower or the Guarantor to any other creditor. Asset Ownership. Each of Borrower and Guarantor has good and marketable title to all of the properties and assets reflected as owned by it on the balance sheets and financial statements supplied to Bank, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except those described in the negative covenants below and as otherwise disclosed to Bank by it in writing (collectively "Permitted Liens"). To Borrower's and Guarantor's knowledge, no default has occurred under any obligations secured by Permitted Liens and no claims or interests adverse to the present rights of Borrower or Guarantor in its properties and assets have arisen. Discharge of Liens and Taxes. It has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve in accordance with generally accepted accounting principles for the payment thereof is being maintained. Sufficiency of Capital. Neither the Borrower nor Guarantor is, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by it in connection with the Loan, neither will be, insolvent within the meaning of 11 U.S.C. ss. 101(32). Compliance with Laws. Each of Borrower and Guarantor is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C.ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. Organization and Authority. Each of Borrower and the Guarantor is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each of Borrower and the Guarantor is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or the Guarantor. No Litigation. There are no pending or, to the knowledge of Borrower or Guarantor, threatened suits, claims or demands against Borrower or the Guarantor that have not been disclosed to Bank by Borrower in writing.

AFFIRMATIVE COVENANTS. Each of Borrower and Guarantor agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, it will: Business Continuity. Conduct its business in substantially the same manner and locations as such business is now and has previously been conducted. Maintain Properties. Maintain, preserve and keep its property in good repair, working order and condition, ordinary wear and tear excepted, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. Access to Books & Records. Allow Bank, or its agents, during normal business hours and on reasonable prior notice, access to its books, records and such other documents as Bank shall reasonably require, and allow Bank to make copies thereof at Bank's expense.


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Insurance.  Maintain adequate  insurance  coverage with respectto its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses and in similar markets, including, without limitation, commercial general liability insurance, workers' compensation insurance, and business interruption insurance; all acquired in such amounts and from such companies as Bank may reasonably require. Notice of Default and Other Notices.
(a) Notice of Default. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which it is taking or proposes to take with respect thereto. (b) Other Notices. Promptly notify Bank in writing of
(i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any indebtedness owing by it for borrowed money in excess of $50,000, which acceleration is not rescinded within 30 days; (iii) any material litigation instituted or, to its knowledge, threatened against or affecting it or any part of its properties; (iv) the commencement of, and any material determination in, any litigation with any third party or any proceeding before any governmental agency or unit affecting it; and (v) at least 30 days prior thereto, any change in its name or address as shown above, and/or any change in Borrower's corporate structure. Compliance with Other Agreements. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the Note. Payment of Debts. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which it in good faith disputes. Reports and Proxies. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by it to stockholders, and all regular or periodic reports required to be filed by it with any governmental agency or authority. Other Financial Information. Deliver promptly such other information regarding its operation, business affairs, and financial condition which Bank may reasonably request. Non-Default Certificate From Borrower. Deliver to Bank, with the Financial Statements required herein, a certificate signed by a principal financial officer of Borrower warranting that no "Default" as specified in the Loan Documents nor any event which, upon the giving of notice or lapse of time or both, would constitute such a Default, has occurred. Estoppel Certificate. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. Deposit Relationship. Maintain its primary depository and cash management account with Bank.

NEGATIVE COVENANTS. Borrower and Guarantor agree that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower and Guarantor will not: Nonpayment; Nonperformance. Fail to pay or perform the Obligations under any of the Loan Documents. Cross Default. Default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower or Guarantor with Bank or its affiliates; Material Capital Structure or Business Alteration. Materially alter the type or kind of the Guarantor's business or that of its Subsidiaries, if any; or suffer or permit the acquisition of substantially all of Borrower's or Guarantor's business or assets, or a material portion (10% or more) of such business or assets if such a sale is outside Borrower's or Guarantor's ordinary course of business, or more than 50% of the outstanding stock or voting power of Borrower in a single transaction or a series of transactions; or enter into any merger or consolidation without prior written consent of Bank. Default on Other Contracts or Obligations. Default on any material contract with or obligation when due to a third party or default in the performance of any obligation to a third party incurred for money borrowed in an amount in excess of $500,000. Judgment Entered. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower or Guarantor and that is not discharged or execution is not stayed within Thirty (30) days of entry. Government Intervention. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or Guarantor is displaced of its authority in the conduct of its respective business or such business is curtailed or materially impaired.

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Prepayment of Other Debt.  Retire any  long-term  debt entered into prior to the date of this Agreement at a date in advance of its legal obligation to do so, except Obligations due to Bank, without prior consent of Bank. Retire or Repurchase Capital Stock. Retire or otherwise acquire any of its capital stock, excluding 165,644 shares of preferred stock of Guarantor. Change in Fiscal Year. Neither Borrower nor Guarantor shall change its fiscal year without the consent of Bank. Guarantees. Guarantee or otherwise become responsible for obligations of any other person or entity without prior written consent of the Bank, except
(i) the guarantee of the Guarantor contemplated by this Agreement and (ii) as to those guarantees assumed in an acquisition agreement and/or management agreement up to $500,000 in the aggregate (for the Borrower and Guarantor) per fiscal year. Encumbrances. Create, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than (i) security interests required by the Loan Documents; (ii) liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books; (iii) liens of carriers, warehousemen, mechanics, materialmen and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books; (iv) liens (other than liens arising under ERISA or Section 412(n) of the Code) incurred in the ordinary course of business in connection with workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds; (v) judgment liens in existence less than 30 days after the entry thereof or with respect to which execution has been stayed; (vi) ground leases in respect of real property on which facilities owned or leased by the Borrower, the Guarantor or any of their
respective   Subsidiaries   are   located;   (vii)   easements,   rights-of-way,
restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Borrower or Guarantor taken as a whole; (viii) any interest or title of a lessor secured by a lessor's interest under any lease; (ix) leases or subleases granted to others not interfering in any material respect with the business of the Borrower or Guarantor ; or (x) Permitted Liens. Investments. Purchase any capital stock, securities, or evidence of indebtedness of any other person or entity, except (i) mutual funds offered by the Bank or an Affiliate, (ii) investments in direct obligations of the United States of America or any agency thereof, (iii) certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than 6% but in any event not greater than 10% of the issuing bank's unimpaired capital and surplus, (iv) investments in securities which have, and continue to have, a rating of "A-1" (by Moody's) or "P-1" (by Standard and Poor's) or better, (v) equity securities of an entity for which the publicly traded debt for such entity has, and continues to have, a rating of not less than "Baa3" (By Moody's) or "BBB-" (by Standard and Poor's), all of which may be reasonably acceptable to the Bank, exclusive of Management agreements or (vi) investments by the Guarantor in subsidiaries organized to acquire the assets of medical practices.

FINANCIAL COVENANTS. Borrower and Guarantor, on a consolidated basis, agree to the following provisions from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing:
Current Ratio. Guarantor shall maintain a current Ratio of not less than 1.50 to 1.00, tested quarterly at the end of each fiscal quarter. "Current Ratio" shall mean the ratio of current assets divided by current liabilities. Working Capital. Guarantor shall maintain Working Capital of at least $3,000,000.00, tested annually at the end of each fiscal year. "Working Capital" shall mean the excess of the current assets over the current liabilities. Tangible Net Worth. Guarantor shall, from closing until fiscal year-end 1997, maintain Tangible Net Worth of at least $6,500,000.00. At the end of each fiscal year thereafter, Guarantor shall maintain Tangible Net Worth of not less than the sum (A) $6,500,000 plus (B) 80% of its consolidated net income (but only if positive) arising for the period from the first day of its 1998 fiscal year to the fiscal year end in question, computed on a cumulative basis. "Tangible Net Worth" shall mean the total assets minus total liabilities; provided that for purposes of this computation, the aggregate amount of any intangible assets of Guarantor,


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including,  without  limitation,   goodwill,   franchises,   licenses,  patents,
trademarks, trade names, copyrights, service marks, and brand names, shall be subtracted from total assets, and total liabilities shall exclude fully subordinated debt. Total Liabilities to Tangible Net Worth Ratio. Guarantor shall maintain a ratio of Total Liabilities, excluding fully subordinated debt, divided by Tangible Net Worth of not more than 2.00 to 1.00, tested quarterly at the end of each fiscal quarter. For purposes of this computation, "Total Liabilities" shall mean all liabilities of Borrower, including capitalized leases and all reserves for deferred taxes and other deferred sums appearing on the liabilities side of a balance sheet of Guarantor, in accordance with generally accepted accounting principles applied on a consistent basis. Capital Expenditures. Guarantor shall not expend more than $6,000,000.00 on gross assets (including gross leases to be capitalized under generally accepted accounting principles and leasehold improvements) in any fiscal year excluding acquisitions of businesses, tested annually for each fiscal year. Fixed Charge Coverage Ratio. Guarantor shall, at all times, maintain a Fixed Charge Coverage Ratio of not less than 2.00 to 1.00, tested quarterly at the end of each fiscal quarter. "Fixed Charge Coverage" shall mean the sum of earnings before tax, lease expense, depreciation, amortization and other non-cash charges and interest expense divided by the sum of lease expense and interest expense

BORROWER'S ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 120 days after the close of each fiscal year, reviewed financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules; all in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to Bank if qualified due to any limitations in scope imposed by Borrower or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval. The Borrower's obligations under this Section may be fulfilled by delivery to the Bank by the Guarantor of the items required by the Section headed "Guarantor's Annual Financial Statements", together with the consolidating statements, for so long as Borrower's financial statements may be consolidated with those of the Guarantor.

PERIODIC FINANCIAL STATEMENTS. Borrower shall deliver to Bank unaudited management-prepared quarterly financial statements, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of Borrower. The Borrower's obligations under this Section may be fulfilled by delivery to the Bank by the Guarantor of the items required by the Section headed "Periodic Financial Statements" relating to Guarantor, together with the consolidating statements, for so long as Borrower's financial statements may be consolidated with those of the Guarantor.

GUARANTOR'S ANNUAL FINANCIAL STATEMENTS. Guarantor shall deliver to Bank, within 120 days after the close of each fiscal year, audited financial statements and Form 10K and reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flow, with supporting schedules; all on a consolidated and consolidating basis and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be examined by an independent certified public accountant acceptable to Bank. The opinion of such independent certified public accountant shall not be acceptable to bank if qualified due to any limitations in scope imposed by Guarantor or its Subsidiaries, if any. Any other qualification of the opinion by the accountant shall render the acceptability of the financial statements subject to Bank's approval.


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PERIODIC  FINANCIAL  STATEMENTS.  Guarantor  shall  deliver  to  Bank  unaudited management-prepared quarterly financial statements, and Form 10-Q, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules, as soon as available and in any event within 45 days after the close of each such period; all in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. Such statements shall be certified as to their correctness by a principal financial officer of guarantor.

TAX RETURNS. Guarantor shall deliver to Bank, within 30 days of filing, complete copies of federal and state tax returns, as applicable, together with all schedules thereto, including, without limitation, K-1 statements for all Partnerships and subchapter S corporations, each of which shall be signed and certified by Guarantor to be true, correct and complete copies of such returns. In the event an extension is filed, Guarantor shall also deliver a copy of such extension to Bank within 30 days of filing.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information, to the extent factual in nature, shall be true, complete, and accurate.

BORROWING BASE. As used herein, the term "Borrowing Base" means an amount equal to 50% of the net amount of Eligible Accounts plus 75% of the purchase price of new medical equipment and 75% of the appraisal value of existing medical equipment, less the amount of any Reserve required by Bank.

"Eligible Account" refers to an account receivable not more than 90 days from the date of the original invoice that arises in the ordinary course of Borrower's or Guarantor's business and meets the following eligibility requirements: (a) the sale of goods or services reflected in such account is final and such goods and services have been delivered or provided and accepted by the account debtor and payment for such is owing; (b) the account is not subject to any claim, defense or dispute which has been asserted by the account debtor; (c) the account debtor is not insolvent; (d) the account debtor resides in or has its principal place of business in the United States; (e) the account debtor is an individual or an insurance company under a policy of health insurance covering an individual; (f) not more than thirty percent of the original invoices owing Borrower or Guarantor by the account debtor are more than 90 days from the date of the original invoice; (g) Bank has a first priority perfected security interest in such accounts receivable; (h) such account is subject to a fully perfected first priority security interest in favor of the Bank to secure the Obligations and is not subject to a security interest in favor of any other person or entity; and (i) with respect to such account, no account debtor is (A) controlled by, in control of or under common control with the Borrower or Guarantor, as applicable, (B) unless the United States Assignment of Claims Act of 1940, as amended, or similar state law has been complied with, the United States or any state (having such a similar law), as the case may be, government or any agency, bureau or department thereof, (C) located in, or has its principal place of business in, any jurisdiction in which the Borrower or Guarantor, as applicable, is neither incorporated nor was qualified as a foreign corporation to do business on the date on which such account was created if the effect of such non-qualification or non-incorporation by the Borrower or Guarantor, as applicable, is to prevent the Borrower or Guarantor, as applicable, from utilizing the courts of such jurisdiction (or another jurisdiction in which such account debtor has a substantial amount of its assets) to enforce the obligations of such account debtor with respect to such account; (D) an account debtor as to which the Borrower or Guarantor, as applicable, is in default with respect to any amounts owing to such account debtor for any goods provided or services rendered by such account debtor.

"Reserves" may be required at any time and from time to time by Bank without prior notice to Borrower or Guarantor in amounts deemed by Bank to be adequate to reserve against outstanding letters of credit, outstanding bankers acceptances, Borrower's and Guarantor's obligations to Bank or its affiliates or any guaranties or other contingent debt of Borrower and Guarantor.

Required Reports. Guarantor shall certify to Bank by the fifteenth day of each month, the amount of Eligible Accounts as of the first day of each month as well as the purchase price of new equipment and the value of existing equipment of the Borrower and Guarantor, on forms required by Bank together with all detail and supporting documents reasonably requested by Bank. Bank may at any time and from time to time, during Bank's normal business hours, upon reasonable prior notice, enter upon any business premises of Borrower and Guarantor and audit Borrower's and Guarantor's accounts. Bank's determination of the amount of Eligible Accounts shall at all times be rebutable presumptive evidence of the amount thereof. The Borrower and Guarantor, at all times, shall cooperate with Bank by providing Bank information and access to Borrower's and Guarantor's premises and business records.

CONTINUING REPRESENTATIONS. Borrower and Guarantor warrant and represent as a continuing warranty, that so long as principal is outstanding under the Line of Credit Note, the outstanding principal balance thereunder shall not exceed the A Limit and the outstanding principal balance of the Line of Credit Note and of the Borrower's Loan shall not exceed the B Limit. Borrower and Guarantor agree to pay any advances in excess of the applicable Limit immediately upon receipt by Borrower or Guarantor of written notice that the applicable Limit has been exceeded.

REPORTS AND PROXIES. Guarantor shall promptly deliver to Bank, a copy of all financial statements, reports, notices and proxy statements sent by Guarantor to stockholders, and all regular or periodic reports required to be filed by Guarantor with any governmental agency or authority.

NON-DEFAULT CERTIFICATE. Borrower and Guarantor shall each deliver to Bank, with the financial statements required by this Agreement, a certificate signed by a principal financial officer of Borrower and Guarantor warranting that no Default, as defined in the Loan Documents, nor any event which, upon giving of notice or lapse of time or both, would constitute such a Default, has occurred.

CONTROLLING LAW. This Agreement, the Note and the other Loan Documents executed and delivered in connection herewith shall be governed by and construed in accordance with the laws of the State of New York.

CONDITIONS PRECEDENT. The obligations of Bank to make the Loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
Additional Documents. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request. Opinion of Counsel. On or prior to the date of the initial borrowing hereunder, Bank shall have received a written opinion of counsel of Borrower acceptable to Bank that includes; subject to customary limitations and exclusions, confirmation of the following: (a) The accuracy of the representations set forth in this Agreement in the
Representations Subparagraphs entitled "Authorization; Non-Contravention"; "Compliance with Laws", and "Organization and Authority". (b) This Agreement and other Loan Documents have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms. (c) No registration with, consent of, approval of, or other action by, any federal, state or other governmental authority or regulatory body to the execution and delivery of this Agreement, the borrowing under this Agreement or other Loan Documents, is required by law, or, if so required, such registration has been made, and consent or approval given or such other appropriate action taken. (d) The Loan is not usurious. (e) The Loan Documents create a lien on or security interest in the Collateral (as defined in the Loan Documents) that is contemplated by the Loan Documents.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.

                           INTEGRAMED AMERICA OF ILLINOIS, INC.,
                           an Illinois corporation

                           By:/s/Dwight P. Ryan
                              --------------------------------------------
                              DWIGHT P. RYAN
                              Vice President and Chief Financial Officer


                           TAXPAYER ID# 13-3961879



                           FIRST UNION NATIONAL BANK

                           By:/s/James J. Dunn
                              ------------------------
                              JAMES J. DUNN
                              Vice President


BY EXECUTING THIS AGREEMENT BELOW,
THE GUARANTOR HAS AGREED TO BE BOUND
BY THOSE PROVISIONS THEREIN APPLICABLE
TO GUARANTOR

INTEGRAMED AMERICA, INC.,
a Delaware corporation

By:/s/Dwight P. Ryan
   --------------------------------------------
    Vice President and Chief Financial Officer